UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

KBS GROWTH & INCOME REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	333-207471	47-2778257
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 8.01 OTHER EVENTS
On April 5, 2017, the board of directors of KBS Growth & Income REIT, Inc. (the “Company”) adopted the Second Amended and Restated Distribution Reinvestment Plan (the “Amended DRP”). The Amended DRP changes the price at which shares of the Company’s common stock will be purchased under its distribution reinvestment plan prior to the announcement of an estimated net asset value (“NAV”) per share. There were no other changes in the Amended DRP.
Pursuant to the Amended DRP, until the Company announces an estimated NAV per share, participants in the distribution reinvestment plan will acquire shares of the common stock of the Company at the “net investment amount” per share disclosed in the most recent prospectus for the Company’s public offering. This amount will be based on the “amount available for investment/net investment amount” percentage shown in the estimated use of proceeds table of the prospectus for the Company’s public offering. The net investment amount per share is the same for all shares. Purchases pursuant to the distribution reinvestment plan will be in the same class of shares as the shares for which such stockholder received the distributions that are being reinvested. For both Class A and Class T shares, the distribution reinvestment plan purchase price will be equal to $9.40 per share.
The change to the purchase price of shares in the Company’s distribution reinvestment plan offering will take effect upon the later of April 27, 2017 (which date is ten days’ following notice of the change) and the date Post-Effective Amendment No. 5 to the Company’s Registration Statement on Form S-11 (SEC file no. 333-207471) for its initial public offering is declared effective by the SEC (which the Company expects to be no later than April 28, 2017). The Company will file an amendment to this Form 8-K to inform investors of the effective date of the Amended DRP.
Stockholders may terminate their participation in the Company’s distribution reinvestment plan at any time by providing the Company with written notice. For the termination to be effective for a particular distribution, the Company must have received the notice of termination at least four business days prior to the last business day of the month to which the distribution relates, with respect to the May distribution reinvestment plan purchase date, the Company must receive written notice of termination by April 24, 2017.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit.

Ex.	Description

4.3
Second Amended and Restated Distribution Reinvestment Plan adopted April 5, 2017, incorporated by reference to Appendix B to the Company’s prospectus filed with Post-Effective Amendment No. 5 to the Company’s Registration Statement on Form S-11, filed on April 11, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: April 17, 2017	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer